UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2010

Zurvita Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-145898	26-0531863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Gessner
Houston, Texas 77024
 (Address of principal executive offices and Zip Code)
___________________

713-464-5002
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 4.01.Change in Registrant’s Certifying Accountant.

On August 17, 2010, the board of directors of Zurvita Holdings, Inc. (the “Company”) approved the dismissal of McGladrey & Pullen, LLP (“McGladrey”) as the Company’s independent registered public accounting firm.  McGladrey’s dismissal was effective immediately.

During the seven months ended July 31, 2009 and for the period from January 25, 2008 (date of inception) through December 31, 2008, McGladrey’s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except, McGladrey’s audit report for the seven months ended July 31, 2009 and for the period from January 25, 2008 (date of inception) through December 31, 2008 stated that several factors raised substantial doubt about the Company’s ability to continue as a going concern and that the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During the seven months ended July 31, 2009 and for the period from January 25, 2008 (date of inception) through December 31, 2008and the subsequent period through August 17, 2010, (i) there were no disagreements between the Company and McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McGladrey, would have caused McGladrey to make reference to the matter in its reports on the Company's financial statements; and (ii) there were no reportable events as the term described in Item 304 of Regulation S-K, except for the material weakness in the Company’s internal control over financial reporting as previously reported in the Company’s transition report on Form 10-KT for the seven months ended July 31, 2009, and as previously reported in the Company’s quarterly reports on Form 10-Q for the quarterly period ended October 31, 2009, January 31, 2010 and April 30, 2010.

On August 18, 2010, the Company provided McGladrey with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that McGladrey furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated August 23, 2010, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On August 17, 2010, the Company engaged Meeks International, LLC (“Meeks”) as its independent registered public accounting firm for the Company’s fiscal year ended July 31, 2010. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on August 17, 2010.

During the seven months ended July 31, 2009 and for the period from January 25, 2008 (date of inception) through December 31, 2008 and the subsequent interim period through August 17, 2010,  the Company had not consulted with Meeks with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

  Item 9.01.Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit No.	Description
16.1	Letter from McGladrey & Pullen, LLP dated August 23, 2010

SIGNATURES

        In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZURVITA HOLDINGS, INC.

Dated: August 23, 2010	By:	/s/ Jay Shafer
Jay Shafer, Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from McGladrey & Pullen, LLP dated August 23, 2010